NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Core Bond Fund

Supplement dated October 29, 2024

to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a special meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on October 23, 2024, the Board approved the termination of Nationwide Asset Management, LLC (“NWAM”) as the subadviser to the NVIT Core Bond Fund (the “Fund”) and the appointment of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as the Fund’s new subadviser, effective on or about January 27, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT Loomis Core Bond Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

b.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests primarily in bonds (or fixed-income securities) which include:

●	U.S. government securities;
●

Corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody’s or Standard & Poor’s or, if unrated, which the subadviser determines to be of comparable quality);

●	Investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●

Investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of fixed-income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Foreign securities in which the Fund invests are denominated in U.S. dollars.

The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Bond Index”), although it reserves the right to deviate further from the average duration of the Aggregate Bond Index when the subadviser believes it to be appropriate in light of the Fund’s investment objective. As of December 31, 2023, the average duration of the Aggregate Bond Index was 6.20 years.

In deciding which securities to buy or sell, the subadviser considers a number of factors related to the bond issue and the current market, for example, including:

●	the financial strength of the issuer;
●	current interest rates and valuations;
●	the stability and volatility of a country’s bond markets and
●	expectations regarding general trends in interest rates and currency considerations.

The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.

c.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is modified as follows:

i.	“High-yield bonds risk” and “Sovereign debt risk” are each deleted in their entirety.

ii.	The following risk is hereby added:

Sector risk – investments in particular industries or sectors may be more volatile than the overall bond markets. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.

d.	The information under the heading “Portfolio Management – Subadviser” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Loomis, Sayles & Company, L.P.

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Christopher T. Harms	Portfolio Manager	Since 2024
Clifton V. Rowe, CFA	Portfolio Manager	Since 2024
Daniel Conklin, CFA	Portfolio Manager	Since 2024
Ian Anderson	Co-Agency MBS Portfolio Manager	Since 2024
Barath W. Sankaran, CFA	Co-Agency MBS Portfolio Manager	Since 2024

3.

Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Loomis Sayles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE